APPLEBEE'S INTERNATIONAL, INC.

                 AMENDED AND RESTATED 1995 EQUITY INCENTIVE PLAN



               (Amended and Restated effective as of May 13, 2004)
















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                                TABLE OF CONTENTS



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
SECTION 1     PURPOSE AND DURATION......................................................................................1

    1.1.      EFFECTIVE DATE............................................................................................1

    1.2.      PURPOSE OF THIS PLAN......................................................................................1


SECTION 2     DEFINITIONS...............................................................................................1


SECTION 3     ADMINISTRATION............................................................................................5

    3.1.      THE COMMITTEE.............................................................................................5

    3.2.      AUTHORITY OF THE COMMITTEE................................................................................5

    3.3.      DELEGATION BY THE COMMITTEE...............................................................................5

    3.4.      NONEMPLOYEE DIRECTOR OPTIONS AND RESTRICTED STOCK.........................................................6

    3.5.      DECISIONS BINDING.........................................................................................6


SECTION 4     SHARES SUBJECT TO THIS PLAN...............................................................................6

    4.1.      NUMBER OF SHARES..........................................................................................6

    4.2.      LAPSED AWARDS.............................................................................................6

    4.3.      ADJUSTMENTS IN AWARDS AND AUTHORIZED SHARES...............................................................6


SECTION 5     STOCK OPTIONS.............................................................................................7

    5.1.      GRANT OF OPTIONS..........................................................................................7

    5.2.      AWARD AGREEMENT...........................................................................................7

    5.3.      EXERCISE PRICE............................................................................................7

    5.4.      EXPIRATION OF OPTIONS.....................................................................................8

    5.5.      EXERCISABILITY OF OPTIONS.................................................................................8

    5.6.      PAYMENT...................................................................................................8

    5.7.      RESTRICTIONS ON SHARE TRANSFERABILITY.....................................................................8

    5.8.      CERTAIN ADDITIONAL PROVISIONS FOR INCENTIVE STOCK OPTIONS.................................................9

    5.9.      REPRICING OF OPTIONS......................................................................................9


SECTION 6     STOCK APPRECIATION RIGHTS.................................................................................9

    6.1.      GRANT OF SARS.............................................................................................9

    6.2.      EXERCISE OF TANDEM SARS..................................................................................10

    6.3.      EXERCISE OF AFFILIATED SARS..............................................................................10
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
    6.4.      EXERCISE OF FREESTANDING SARS............................................................................10

    6.5.      SAR AGREEMENT............................................................................................10

    6.6.      EXPIRATION OF SARS.......................................................................................10

    6.7.      PAYMENT OF SAR AMOUNT....................................................................................10


SECTION 7     RESTRICTED STOCK.........................................................................................10

    7.1.      GRANT OF RESTRICTED STOCK................................................................................10

    7.2.      RESTRICTED STOCK AGREEMENT...............................................................................10

    7.3.      TRANSFERABILITY..........................................................................................11

    7.4.      OTHER RESTRICTIONS.......................................................................................11

    7.5.      REMOVAL OF RESTRICTIONS..................................................................................11

    7.6.      VOTING RIGHTS............................................................................................12

    7.7.      DIVIDENDS AND OTHER DISTRIBUTIONS........................................................................12

    7.8.      RETURN OF RESTRICTED STOCK TO COMPANY....................................................................12

    7.9.      SECTION 83(B) ELECTION...................................................................................12


SECTION 8     PERFORMANCE UNITS AND PERFORMANCE SHARES.................................................................12

    8.1.      GRANT OF PERFORMANCE UNITS/SHARES........................................................................12

    8.2.      VALUE OF PERFORMANCE UNITS/SHARES........................................................................12

    8.3.      PERFORMANCE OBJECTIVES AND OTHER TERMS...................................................................12

    8.4.      EARNING OF PERFORMANCE UNITS/SHARES......................................................................13

    8.5.      FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES...................................................13

    8.6.      CANCELLATION OF PERFORMANCE UNITS/SHARES.................................................................13


SECTION 9     DIRECTOR OPTIONS AND RESTRICTED STOCK....................................................................13

    9.1.      NONEMPLOYEE DIRECTOR GRANTS..............................................................................14

    9.2.      EMPLOYEE DIRECTOR GRANTS.................................................................................14

    9.3.      GRANT DATE...............................................................................................14

    9.4.      AWARD AGREEMENT..........................................................................................14

    9.5.      EXERCISE PRICE...........................................................................................14

    9.6.      EXERCISABILITY...........................................................................................14

    9.7.      EXPIRATION OF OPTIONS....................................................................................14

    9.8.      NOT INCENTIVE STOCK OPTIONS..............................................................................15

    9.9.      VESTING PERIOD FOR RESTRICTED STOCK......................................................................15

    9.10.     OTHER TERMS..............................................................................................15
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
SECTION 10    STOCK AWARDS.............................................................................................15

    10.1.     STOCK AWARDS.............................................................................................15


SECTION 11    MISCELLANEOUS............................................................................................15

    11.1.     DEFERRALS................................................................................................15

    11.2.     NO EFFECT ON EMPLOYMENT OR SERVICE.......................................................................15

    11.3.     PARTICIPATION............................................................................................15

    11.4.     INDEMNIFICATION..........................................................................................15

    11.5.     SUCCESSORS...............................................................................................16

    11.6.     BENEFICIARY DESIGNATIONS.................................................................................16

    11.7.     TRANSFERABILITY..........................................................................................16

    11.8.     NO RIGHTS AS STOCKHOLDER.................................................................................16

    11.9.     CERTIFICATION............................................................................................16

    11.10.    DISCRETIONARY ADJUSTMENTS PURSUANT TO SECTION 162(M).....................................................16


SECTION 12    AMENDMENT, TERMINATION, AND DURATION.....................................................................17

    12.1.     AMENDMENT, SUSPENSION, OR TERMINATION....................................................................17

    12.2.     DURATION OF THIS PLAN....................................................................................17


SECTION 13    TAX WITHHOLDING..........................................................................................17

    13.1.     WITHHOLDING REQUIREMENTS.................................................................................17

    13.2.     WITHHOLDING ARRANGEMENTS.................................................................................17


SECTION 14    CHANGE IN CONTROL........................................................................................17

    14.1.     CHANGE IN CONTROL........................................................................................17

    14.2.     DEFINITION OF CHANGE IN CONTROL..........................................................................18

    14.3.     IMPACT OF CHANGE IN CONTROL..............................................................................19


SECTION 15    LEGAL CONSTRUCTION.......................................................................................19

    15.1.     GENDER AND NUMBER........................................................................................19

    15.2.     SEVERABILITY.............................................................................................19

    15.3.     REQUIREMENTS OF LAW......................................................................................19

    15.4.     SECURITIES LAW COMPLIANCE................................................................................20

    15.5.     GOVERNING LAW............................................................................................20

    15.6.     CAPTIONS.................................................................................................20
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                         APPLEBEE'S INTERNATIONAL, INC.

                 AMENDED AND RESTATED 1995 EQUITY INCENTIVE PLAN

                                   SECTION 1

                              PURPOSE AND DURATION

         1.1. Effective Date. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares. This Plan shall become effective upon the affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 1995 Annual Meeting of Stockholders. This Plan shall be deemed reapproved for purposes of Section 12.2 upon the affirmative vote of the holders of a majority of the Shares present in person or by proxy and entitled to vote at the 2004 Annual Meeting of Stockholders.

         1.2. Purpose of this Plan. This Plan is intended to attract, motivate, and retain (a) employees of the Company and its Affiliates, (b) consultants who provide significant services to the Company and its Affiliates, and (c) directors of the Company who are employees of neither the Company nor any Affiliate. This Plan also is designed to further the growth and financial success of the Company and its Affiliates by aligning the interests of the Participants, through the ownership of Shares and through other incentives, with the interests of the Company's stockholders.

                                   SECTION 2

                                   DEFINITIONS

         The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

         "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

         "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by or under common control with the Company.

         "Affiliated SAR" means an SAR that is granted in connection with a related Option, and that automatically will be deemed to be exercised at the same time that the related Option is exercised.

         "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units or Performance Shares.

         "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under this Plan.

         "Board" or "Board of Directors" means the Board of Directors of the Company.

         "Change in  Control"  shall have the  meaning  assigned to such term in
Section 14.2.


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         "Code" means the Internal  Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

         "Committee" means the committee appointed by the Board (pursuant to Section 3.1) to administer this Plan.

         "Company" means Applebee's International, Inc., a Delaware corporation, and any successor thereto. With respect to the definitions of the Performance Goals, the Committee in its sole discretion may determine that "Company" means Applebee's International, Inc. and its consolidated subsidiaries.

         "Consultant" means any consultant, independent contractor or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

         "Covered Employee" means a Participant who, as of the anticipated date of vesting and/or payout of an Award, as applicable, is reasonably believed to be one of the group of "covered employees," as defined in Code section 162(m), or any successor statute, and the regulations promulgated under Code section 162(m).

         "Director" means any individual who is a member of the Board of Directors of the Company.

         "Disability" means a permanent total disability within the meaning of Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Committee in its sole discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

         "Earnings Per Share" means as to any Fiscal Year, the Company's Net Income or a business unit's Pro Forma Net Income or a business unit's Pro Forma Net Income, divided by the weighted average number of Shares outstanding for such Fiscal Year (basic Earnings Per Share as opposed to diluted Earnings Per Share), rounded to the nearest cent ($0.01). The weighted average number of shares outstanding for any Fiscal Year will be determined by disregarding any stock repurchases by the Company and the Net Income or Pro Forma Net Income will be adjusted to reflect the net impact of any debt service attributable to funds borrowed to effect any stock repurchases. For those purposes, all funds used to effect stock purchases will be deemed to have been borrowed, and at an interest rate equal to the lowest cost of the Company's then existing borrowed funds.

         "Employee" means any employee of the Company or of an Affiliate, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific section of ERISA or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

         "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

         "Fair Market Value" means the last quoted per share selling price at which Shares are traded on any given date, or if no Shares are traded on such


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date, the most recent prior date on which Shares were traded, as reported in The
Wall Street Journal. Notwithstanding the preceding, for federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee (or its delegate) in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

         "Fiscal Year" means the fiscal year of the Company.

         "Freestanding SAR" means a SAR that is granted independently of any Option.

         "Grant Date" means, with respect to an Award, the date that the Award was granted.

         "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

         "Individual MBOs" means as to a Participant, the objective and measurable goals set by a "management by objectives" process and approved by the Committee (in its sole discretion).

         "Net Income" means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles; provided, however, that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

         "Nonemployee Director" means a Director who is not an employee of the Company or of any Affiliate.

         "Nonqualified Stock Option" means an Option to purchase Shares which is not an Incentive Stock Option.

         "Operating Return on Invested Capital" means the Company's (i) Operating Earnings (as shown on its audited financial statements for a Fiscal
Year) after income taxes, divided by (ii) average Long-term Debt plus average Stockholders' Equity less average Cash and Cash Equivalents less average Short-term Investments (all as shown on its audited financial statements for such Fiscal Year)."

         "Option"  means an  Incentive  Stock  Option  or a  Nonqualified  Stock
Option.

         "Participant" means an Employee, Consultant or Nonemployee Director who has been selected to receive an Award or who has an outstanding Award.

         "Performance-Based Compensation" means an Award that qualifies as performance-based compensation under Code section 162(m).

         "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Committee (in its sole discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Earnings Per Share, (b) Individual MBOs, (c) Net Income, (d) Pro Forma Net Income, (e) Return on Designated Assets, (f) Return on Revenues, (g) Satisfaction MBOs, (h) Operating Return on Invested Capital, and (i) Total Return to Shareholders. The Performance Goals may differ from Participant to Participant and from Award to Award. The Committee may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occur


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during a Performance  Period:  (a) asset  write-downs,  (b)  litigation or claim judgments or settlements, (c) the effect of changes in tax laws or accounting principles, (d) accruals for reorganization or restructuring programs, and (e) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's Form 10-K for the applicable year.

         "Performance  Period"  shall have the meaning  assigned to such term in
Section 8.3.

         "Performance Share" means an Award granted to a Participant pursuant to
Section 8.

         "Performance Unit" means an Award granted to a Participant  pursuant to
Section 8.

         "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. As provided in Section 7, such restrictions may be based on the passage of time, the achievement of target levels of performance or the occurrence of other events as determined by the Committee in its sole discretion.

         "Plan" means the Applebee's International, Inc. Amended and Restated 1995 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

         "Pro Forma Net Income" means as to any business unit for any Fiscal Year, the portion of Company's Net Income allocable to such business unit; provided, however, that prior to such Fiscal Year, the Committee shall determine the basis on which such allocation shall be made.

         "Restricted Stock" means an Award granted to a Participant  pursuant to
Section 7 or Section 9.

         "Retirement" means, in the case of an Employee, a Termination of Service by reason of the Employee's retirement at or after age 65 or as otherwise specifically provided in or pursuant to an Award Agreement as determined by the Committee. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement." With respect to a Nonemployee Director, "Retirement" means termination of service on the Board at or after age 70.

         "Return on Designated Assets" means as to any Fiscal Year, (a) the Pro Forma Net Income of a business unit, divided by the average of beginning and ending business unit designated assets, or (b) the Net Income of the Company, divided by the average of beginning and ending designated corporate assets.

         "Return on Revenues" means as to any Fiscal Year, the percentage equal to the Company's Net Income or the business unit's Pro Forma Net Income, divided by the Company's or the business unit's annual revenue.

         "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

         "Satisfaction MBOs" means as to any Participant, the objective and measurable individual goals set by a "management by objectives" process and approved by the Committee, which goals relate to the satisfaction of external or internal requirements.

         "Section 16 Person" means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act, as determined by the Board.

         "Shares" means the shares of common stock of the Company.


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         "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection  with a related  Option,  that is  designated  as a SAR  pursuant  to
Section 7.

         "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

         "Termination of Service" means, (a) in the case of an Employee, a cessation of the employee-employer relationship between an employee and the Company or an Affiliate for any reason, including, but not limited to, a cessation by resignation, discharge, death, Disability, Retirement or the disaffiliation of an Affiliate, but excluding any such cessation where there is a simultaneous reemployment by the Company or an Affiliate, and (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not limited to, a cessation by resignation, discharge, death, Disability or the disaffiliation of an Affiliate, but excluding any such cessation where there is a simultaneous reengagement of the Consultant by the Company or an Affiliate.

         "Total Return to Shareholders" means (i) the Fair Market Value of a Share on the last day of a period minus the Fair Market Value of a Share on the first day of the period plus all dividends paid on a Share during such period, divided by (ii) the Fair Market Value of a Share on the first day of the period.

                                   SECTION 3

                                 ADMINISTRATION

         3.1. The Committee. This Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who are both (a) "non-employee directors" under Rule 16b-3 and (b) "outside directors" under section 162(m) of the Code. The Board may delegate to the Committee any or all of the administration of the Plan; provided, however, that the administration of the Plan with respect to Awards granted to Nonemployee Directors may not be so delegated. To the extent that the Board has delegated to the Committee any authority and responsibility under the Plan, all applicable references to the Board in the Plan shall be to the Committee.

         3.2. Authority of the Committee. It shall be the duty of the Committee to administer this Plan in accordance with its provisions. The Committee shall have all powers and discretion necessary or appropriate to administer this Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Directors pursuant to Section 9), (c) interpret this Plan and the Awards, (d) adopt rules for the administration, interpretation and application of this Plan as are consistent therewith, and (e) interpret, amend or revoke any such rules.

         3.3. Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under this Plan to one or more directors


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or  officers of the Company;  provided,  however,  that the  Committee  may  not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize this Plan's qualification under section 162(m) of the Code or Rule 16b-3.

         3.4. Nonemployee Director Options and Restricted Stock. Notwithstanding any contrary provision of this Section 3, the Board shall administer Section 9 of this Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board's administration of Section 9 and the Options and Restricted Stock granted to Nonemployee Directors, the Board shall have all authority and discretion otherwise granted to the Committee with respect to the administration of this Plan.

         3.5. Decisions Binding. All determinations and decisions made by the Committee, the Board and any delegate of the Committee pursuant to Section 3.3 shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                    SECTION 4

                           SHARES SUBJECT TO THIS PLAN

         4.1. Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under this Plan shall not exceed 10,600,000. Shares granted under this Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.

         4.2. Lapsed Awards. If an Award is settled in cash, or is cancelled, terminates, expires or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award thereafter shall be available to be the subject of an Award.

         4.3. Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under this Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Sections 4.1, 5.1, 6.1, 7.1 and 8.1, in such manner as the Committee (in its sole discretion) shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards. Any such numerical limitations shall be subject to adjustment under this Section only to the extent such adjustment will not affect the status of any Award intended to qualify as Performance-Based Compensation or the ability to grant or the qualification of Incentive Stock Options under the Plan. In the case of Options and Restricted Stock granted to Nonemployee Directors pursuant to Section 9, the foregoing adjustments shall be made by the Board with respect to Options and Restricted Stock granted and that may be granted thereafter from time to time pursuant to Section 9. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

         Appropriate adjustments may also be made by the Board in the other terms of any Awards under the Plan to reflect such changes or distributions on an equitable basis, including modifications of performance targets and changes in the length of Performance Periods.

         The Board is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.


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


         Notwithstanding any provision in this Plan to the contrary, no adjustment may be made with respect to Awards intended to constitute Performance-Based Compensation, to the extent such adjustment would affect the status of such Award as Performance-Based Compensation, or the ability to grant (or the qualification of) Incentive Stock Options under the Plan.

         The determination of the Board as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

                                   SECTION 5

                                  STOCK OPTIONS

         5.1. Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option; provided, however, that during any Fiscal Year, no Participant shall be granted Options covering more than 225,000 Shares. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof. Incentive Stock Options may be granted only to Employees.

         5.2. Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

         5.3. Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

                5.3.1. Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

                5.3.2. Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

                5.3.3. Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by such former employer or recipient of services. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred (100%) of the Fair Market Value of the Share on the Grant Date.

         5.4.   Expiration of Options.

                5.4.1. Expiration Dates. Each Option shall terminate upon the earlier of the first to occur of the following events:

                        (a) The date for termination of the Option set forth in the Award Agreement; or

                        (b) The expiration of ten (10) years from the Grant Date; or

                        (c) The expiration of one (1) year from the date of the Optionee's Termination of Service for a reason other than the Optionee's death, Disability or Retirement (except as provided in Section 5.8.2 regarding Incentive Stock Options); or

                        (d) The expiration of three (3) years from the date of the Optionee's Termination of Service by reason of Disability (except as provided in Section 5.8.2 regarding Incentive Stock Options) or death; or

                        (e)  The expiration  of three (3) years from the date of
         the  Optionee's   Retirement  (except  as  provided  in  Section  5.8.2
         regarding Incentive Stock Options).

                5.4.2. Committee Discretion. Subject to the limits of Section 5.4.1, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and
         (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

         5.5. Exercisability of Options. Options granted under this Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

         5.6. Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines (i) to provide legal consideration for the Shares, and
(ii) to be consistent with the purposes of this Plan.

         The Committee also may allow cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

         5.7. Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable or appropriate in its sole discretion, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, and any blue sky or state securities laws.

         5.8.   Certain Additional Provisions for Incentive Stock Options.

                5.8.1. Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

                5.8.2. Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one (1) year after the Participant's termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement or the Committee permits later exercise.

                5.8.3. Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

                5.8.4. Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

         5.9. Repricing of Options. The Company may not reprice, replace or regrant an outstanding Option either in connection with the cancellation of such Option or by amending an Award Agreement to lower the Exercise Price of such Option.

                                   SECTION 6

                            STOCK APPRECIATION RIGHTS

         6.1. Grant of SARs. Subject to the terms and conditions of this Plan, an SAR may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

                6.1.1. Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 225,000 Shares.

                6.1.2. Exercise Price and Other Terms. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan; provided, however, that the exercise price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option.

         6.2. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

         6.3. Exercise of Affiliated SARs. An Affiliated SAR shall be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

         6.4.   Exercise of  Freestanding  SARs.   Freestanding  SARs  shall  be
exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

         6.5. SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

         6.6. Expiration of SARs. An SAR granted under this Plan shall expire upon the date determined by the Committee, in its sole discretion, as set forth in the Award Agreement. Notwithstanding the foregoing, the terms and provisions of Section 5.4 also shall apply to SARs.

         6.7. Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying;

                        (a) The positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price; by

                        (b) The number of Shares with respect to which the SAR is exercised.

         At the sole discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in any combination thereof.

                                   SECTION 7

                                RESTRICTED STOCK

         7.1. Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant; provided, however, that during any Fiscal Year, no Participant shall receive more than 225,000 Shares of Restricted Stock.

         7.2. Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee, in its sole discretion, determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the end of the applicable Period of Restriction.

         7.3. Transferability. Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, until the end of the applicable Period of Restriction.

         7.4. Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate in accordance with this Section 7.4.

                7.4.1. General Restrictions. The Committee may set restrictions based upon (a) the achievement of specific performance objectives (Company-wide, divisional or individual), (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its sole discretion.

                7.4.2. Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as "performance-based compensation" under section 162(m) of the Code, the Committee, in its sole discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as "performance-based compensation" under section 162(m) of the Code. In granting Restricted Stock that is intended to qualify under Code section 162(m), the Committee shall follow any procedures determined by it in its sole discretion from time to time to be necessary, advisable or appropriate to ensure qualification of the Restricted Stock under Code section 162(m) (e.g., in determining the Performance Goals).

                7.4.3. Legend on Certificates. The Committee, in its sole discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

                "THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OR LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE APPLEBEE'S INTERNATIONAL, INC. AMENDED AND RESTATED 1995 EQUITY INCENTIVE PLAN, AND IN A RESTRICTED STOCK AGREEMENT. A COPY OF THIS PLAN AND SUCH RESTRICTED STOCK AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF APPLEBEE'S INTERNATIONAL, INC."

         7.5.   Removal of  Restrictions. Except as  otherwise  provided in this
Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan shall be released from escrow as soon as practicable after the end of the applicable Period of Restriction. The Committee, in its sole discretion, may accelerate the time at which any restrictions shall lapse and remove any restrictions; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). After the end of the applicable Period of Restriction, the Participant shall be entitled to have any legend or legends under Section 7.4.3 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant, in accordance with applicable securities laws.

         7.6. Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the applicable Award Agreement provides otherwise.

         7.7. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the applicable Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

         7.8. Return of Restricted Stock to Company. On the date set forth in the applicable Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and thereafter shall be available for grant under this Plan.

         7.9. Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under section  83(b) of the Code.  If a  Participant  makes an  election  pursuant  to section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company.

                                   SECTION 8

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

         8.1. Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant; provided, however, that during any Fiscal Year, (a) no Participant shall receive Performance Units having an initial value greater than $250,000, and (b) no Participant shall receive more than 225,000 Performance Shares.

         8.2. Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

         8.3. Performance Objectives and Other Terms. The Committee shall set performance objectives in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares, or both, that will be paid out to the Participants. The time period during which the performance objectives must be met shall be called the "Performance Period". Performance Periods of Awards granted to Section 16 Persons shall, in all cases, exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). Each Award of Performance Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

                8.3.1. General Performance Objectives. The Committee may set performance objectives based upon (a) the achievement of Company-wide, divisional or individual goals, (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its discretion.

                8.3.2. Section 162(m) Performance Objectives. For purposes of qualifying grants of Performance Units or Performance Shares as "performance-based compensation" under section 162(m) of the Code, the Committee, in its sole discretion, may determine that the performance objectives applicable to Performance Units or Performance Shares, as the case may be, shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units or Performance Shares, as the case may be, the qualify as "performance-based compensation" under section 162(m) of the Code. In granting Performance Units or Performance Shares which are intended to qualify under Code section 162(m), the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate in its sole discretion to ensure qualification of the Performance Units or Performance Shares, as the case may be, under Code section 162(m) (e.g., in determining the Performance Goals).

         8.4. Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout of the number of Performance Units or Performance Shares, as the case may be, earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit or Performance Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit or Performance Share; provided, however, that Performance Periods of Awards granted to Section 16 Persons shall not be less than six (6) months (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

         8.5. Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the end of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the end of the applicable Performance Period), or in any combination thereof.

         8.6. Cancellation of Performance Units/Shares. On the earlier of date set forth in the Award Agreement or the Participant's Termination of Service (other than by death, Disability or, with respect to an Employee, Retirement), all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and thereafter shall be available for grant under this Plan. In the event of a Participant's death, Disability or, with respect to an Employee, Retirement, prior to the end of a Performance Period, the Committee shall reduce his or her Performance Units or Performance Shares proportionately based on the date of such Termination of Service.

                                   SECTION 9

                      DIRECTOR OPTIONS AND RESTRICTED STOCK

         The provisions of this Section 9 are applicable only to Options and Restricted Stock granted to Nonemployee Directors.

         9.1.   Nonemployee Director Grants.

                        (a) In addition to any cash compensation paid to Nonemployee Directors for their service on the Board or any of its committees, each Nonemployee Director shall receive compensation in the form of Options and/or shares of Restricted Stock. The amount and mix of such equity compensation shall be determined annually by Board of Directors based on providing overall compensation (cash and equity) in the range of the 75th percentile of nonemployee director compensation paid by a selected peer group of public companies.

                        (b) Each Nonemployee Director shall receive an annual grant of Options and/or Restricted Stock pursuant to Section 9.1(a), above, and each person first elected or appointed to the board after May 1, 2004 shall receive a one-time grant of Options and/or Restricted Stock equal to the number of Options and/or shares of Restricted Stock granted to the Nonemployee Directors in the immediately preceding January.

                        (c) Each year, by written election made no later than December 15, each Nonemployee Director may designate all or a portion of his or her annual cash retainer for the following year to be paid by the grant of Director Options. If a Nonemployee Director so designates, such Nonemployee Director shall receive Director Options to purchase that number of Shares that equals the portion of the annual cash retainer so designated divided by three/tenths (0.3) of the Fair Market Value of a Share on the Grant Date, rounded to the next higher multiple of ten.

         9.2. Employee Director Grants. Employee Directors shall receive Options or Restricted Stock only in their capacity as Employees and not in their capacity as Directors.

         9.3. Grant Date. All annual grants of Director Options and Restricted Stock shall be granted on the first day in each calendar year that the Shares trade on a United States stock exchange or inter-dealer quotation system, as designated by the Board. All one-time Director Options issued under Section 9.1(b) shall be granted on the effective date of such Nonemployee Director's election or appointment.

         9.4. Award Agreement. Each Option and each grant of Restricted Stock granted pursuant to this Section 9 shall be evidenced by an Award Agreement which shall be executed by the Nonemployee Director and the Company.

         9.5. Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 9 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

         9.6. Exercisability. Each Option granted pursuant to Section 9.1(a) or (b) shall become immediately exercisable on the first anniversary of the Grant Date and each Option granted pursuant to Section 9.1(c) shall become exercisable in 12 equal monthly installments on the last day of each month in the calendar year in which such Option is granted. Notwithstanding the preceding sentence, whenever an optionee ceases to be a Director for any reason whatsoever, any portion of his or her Options which are not exercisable at that time shall lapse and shall not become exercisable thereafter.

         9.7. Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

                        (a) The expiration of ten (10) years from the Grant Date; or

                        (b) The expiration of one (1) year from the date of the Optionee's termination of service as a Director for any reason.

         9.8.   Not Incentive Stock Options.  Options  granted  pursuant to this
Section 9 shall not be designated as Incentive Stock Options.

         9.9. Vesting Period for Restricted Stock. The Period of Restriction for the Shares of Restricted Stock granted pursuant to this Section 9 shall be one (1) year. If a person ceases to be a Director for any reason prior to the end of such period, the Restricted Stock shall revert to the Company.

         9.10. Other Terms. All provisions of this Plan not inconsistent with this Section 9 shall apply to Options and Restricted Stock granted to Nonemployee Directors; provided, however, that Sections 5.2, 7.4.1 and 7.5 (relating to the Committee's discretion to set the terms and conditions of Options and Restricted Stock) shall be inapplicable with respect to Nonemployee Directors.

                                   SECTION 10

                                  STOCK AWARDS

         10.1. Stock Awards. The Committee may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may entail the transfer of actual Shares to Employees, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

                                   SECTION 11

                                  MISCELLANEOUS

         11.1. Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral election shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

         11.2. No Effect on Employment or Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of this Plan, transfer of employment of a Participant between the Company and any of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only, unless otherwise provided by an applicable employment agreement between the Participant and the Company or its Affiliate, as the case may be.

         11.3. Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

         11.4. Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

         11.5. Successors. All obligations of the Company under this Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the company.

         11.6. Beneficiary Designations. If permitted by the Committee, a Participant under this Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of this Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

         11.7. Transferability. Except as otherwise set forth in an Award Agreement, no Award granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 11.6; provided, however, that, except as otherwise set forth in an Award Agreement, an Award granted under this Plan may be transferred to a holder's family members, to trusts created for the benefit of the holder or the holder's family members, or to charitable entities.

         11.8. No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary thereof) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or his or her beneficiary).

         11.9. Certification. Prior to the payment of any compensation under an Award intended to qualify as Performance-Based Compensation under Section 162(m) of the Code, the Committee shall certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Shares).

         11.10. Discretionary Adjustments Pursuant to Section 162(m). Notwithstanding satisfaction of any completion of any Performance Goals, to the extent specified at the time of grant of an Award to Covered Employees, the number of Shares, Options or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

                                   SECTION 12

                      AMENDMENT, TERMINATION, AND DURATION

         12.1. Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate this Plan, or any part thereof, at any time and for any reason; provided, however, that the Board will obtain stockholder approval for any amendment which would require stockholder approval pursuant to the listing standards of the Nasdaq Stock Market or any other applicable laws or regulations. The amendment, suspension or termination of this Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of this Plan.

         12.2. Duration of this Plan. This Plan shall become effective on the date specified herein, and subject to Section 12.1 (regarding the Board's right to amend or terminate this Plan), shall remain in effect thereafter; provided, however, that no Incentive Stock Option may be granted under this Plan after the tenth anniversary of the original effective date of this Plan, or the tenth anniversary of any subsequent approval of the Plan by the stockholders of the Company.

                                   SECTION 13

                                 TAX WITHHOLDING

         13.1. Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or the exercise thereof).

         13.2. Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares, or
(b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

                                   SECTION 14

                                CHANGE IN CONTROL

         14.1. Change in Control. Except as provided in Section 14.3, in the event of a Change in Control of the Company, all Awards granted under this Plan that then are outstanding and not then exercisable or are subject to restrictions, shall, unless otherwise provided for in the Award Agreements applicable thereto, become immediately exercisable, and all restrictions shall be removed, as of the first date that the Change in Control has been deemed to have occurred, and shall remain as such for the remaining life of the Award as provided herein and within the provisions of the related Award Agreements.

         14.2.  Definition of Change in Control.

                        (a) For purposes of this Section 14, for Awards granted prior to the Company's 2004 Annual Meeting of Stockholders, a Change in Control of the Company shall be deemed to have occurred if the conditions set forth in any one or more of the following shall have been satisfied, unless such condition shall have received prior approval by a majority vote of the Continuing Directors, as defined below, indicating that Section 14.1 shall not apply thereto:

                             (i) any "person", as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities;

                             (ii) during any period of two consecutive years (not including any period prior to the Effective Date of this
                Plan), individuals ("Existing Directors") who at the beginning of such period constitute the Board of Directors, and any new director (an "Approved Director") (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a),
                (b) or (c) of this Section 14.2) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of a least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election previously was so approved (Existing Directors together with Approved Directors constituting "Continuing Directors"), cease for any reason to constitute at least a majority of the Board of Directors; or

                             (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other person, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities for the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger in which no "person" (as defined in Section 14.2(a)(i)) acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities; or

                             (iv) the stockholders of the Company approve (1) a plan of complete liquidation of the Company or (2) an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

                        (b) For purposes of this Section 14, for Awards granted after the Company's 2004 Annual Meeting of Stockholders, or for prior Awards if consented to by the Participant, a Change in Control of the Company shall be deemed to have occurred if the conditions set forth in one or more of the following shall have been satisfied, unless such condition shall have received prior approval by a majority vote of the

         Continuing Directors (For purposes of Section 14.2(b), "Continuing Directors" shall mean any individual who either (i) was a member of the Board on the date of the 2004 Annual Meeting of Stockholders, or (ii) was designated (as of the day of initial election as a Director) as a Continuing Director by a majority of the then Continuing Directors), indicating that Section 14.1 shall not apply thereto:

                             (i) Continuing Directors no longer constitute at least 2/3 of the Company's Board;

                             (ii) any person or group of persons (as defined in Rule 13d-5 under the 1934 Act), together with its affiliates, become the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of thirty percent (30%) or more of the Company's then outstanding common stock or thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities (calculated in accordance with Section 13(d)(3) or 14(d) of the 1934 Act) entitled generally to vote for the election of the Company's directors;

                             (iii) the merger or consolidation of the Company with any other corporation, the sale of substantially all of the assets of the Company or the liquidation or dissolution of the Company, unless, in the case of a merger or consolidation, the then Continuing Directors in office immediately prior to such merger or consolidation will constitute at least 2/3 of the Board of Directors of the surviving corporation of such merger or consolidation and any parent (as such term is defined in Rule 12b-2 under the 1934 Act) of such corporation; or

                             (iv) at least 2/3 of the then Continuing Directors in office immediately prior to any other action proposed to be taken by the Company's stockholders or by the Board determine that such proposed action, if taken, would constitute a change in control of the Company and such action is taken.

         14.3.  Impact of Change in Control.  Notwithstanding  the provisions of
Section 14.1, in the event there is a Change in Control of the Company, as determined by the Board or the Committee, the Board or Committee may, in its discretion, (i) provide for the assumption or substitution of, or adjustment to, each outstanding Award; (ii) accelerate the vesting of Options and terminate any restrictions on Awards; and (iii) provide for the cancellation of Awards for a cash payment to the Participant. The provisions of this Section 14.3 will not apply to Awards granted prior to the 2004 Annual Meeting of Stockholders unless a Participant consents to such application as to a particular Award.

                                   SECTION 15

                               LEGAL CONSTRUCTION

         15.1. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

         15.2. Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         15.3. Requirements of Law. The grant of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.

         15.4. Securities Law Compliance. With respect to Section 16 Persons, Awards under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of this Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Committee in its sole discretion.

         15.5. Governing Law. This Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Kansas (excluding its conflict of laws provisions).

         15.6.  Captions.  Captions  are  provided  herein  for  convenience  of
reference  only,  and  shall  not  serve  as  a  basis  for   interpretation  or
construction of this Plan.

                   AMENDMENT TO APPLEBEE'S INTERNATIONAL, INC.
                 AMENDED AND RESTATED 1995 EQUITY INCENTIVE PLAN


         This Amendment is adopted this 9th day of December, 2004, by Applebee's International, Inc., a Delaware corporation (the "Company").

         WHEREAS, the Company has adopted the Applebee's International, Inc. Amended and Restated 1995 Equity Incentive Plan (the "Plan");

         WHEREAS, the Company desires to amend the Plan to provide for additional flexibility for officers upon retirement and upon termination of service as a director, and to clarify the ability to transfer awards under the Plan; and

         WHEREAS, in accordance with Section 12.1 of the Plan, this Amendment does not require the approval of the stockholders of the Company.

         NOW, THEREFORE, effective as of the date hereof, the Plan is hereby amended as follows:

         Section 5.4.1(e) is amended to read in its entirety as follows:

         "(e) The expiration of three (3) years from the date of the Optionee's Retirement (except as provided in Section 5.8.2 regarding Incentive Stock Options), or as otherwise set forth in the Award Agreement."

         Section 9.7(b) is amended to read in its entirety as follows:

         "The expiration of one (1) year from the date of the Nonemployee Director's termination of service as a Director for any reason, or as otherwise set forth in the Award Agreement."

         Section 11.7 is amended to read in its entirety as follows:

         "Section 11.7. Transferability. Except as otherwise set forth in an Award Agreement, no Award granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 11.6."

         Except as provided above, the Plan is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the Company has hereby executed this Amendment as of this 9th day of December, 2004.

                                       APPLEBEE'S INTERNATIONAL, INC.




                                       By: /s/ Rebecca R. Tilden
                                          --------------------------------------
                                       Name: Rebecca R. Tilden
                                       Title:   Vice President, General Counsel
                                       and Secretary

                   AMENDMENT TO APPLEBEE'S INTERNATIONAL, INC.
                 AMENDED AND RESTATED 1995 EQUITY INCENTIVE PLAN


         This Amendment is adopted this 1st day of March, 2005, by Applebee's International, Inc., a Delaware corporation (the "Company").

         WHEREAS, the Company has adopted the Applebee's International, Inc. Amended and Restated 1995 Equity Incentive Plan (the "Plan");

         WHEREAS, the Company desires to increase the number of shares of common stock of the Company available for issuance under the Plan; and

         WHEREAS, such increase and this Amendment is subject to approval of the stockholders of the Company at the 2005 Annual Meeting.

         NOW, THEREFORE, the Plan is amended as follows:

         Section 4.1 of the Plan shall be amended so that the number of authorized Shares under the Plan is increased by 4,000,000 Shares. Section 4.1 of the Plan shall then read as follows:

                        "4.1 Number of Shares. Subject to adjustment as provided
                in Section 4.3, the total number of Shares available for grant under this Plan shall not exceed 19,900,000. Shares granted under this Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.

         This Amendment shall become effective upon approval by the stockholders of the Company at the 2005 Annual Meeting.

         Except as provided above, the Plan is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the Company has hereby executed this Amendment as of this 1st day of March, 2005.

                                       APPLEBEE'S INTERNATIONAL, INC.



                                       By: /s/ Rebecca R. Tilden
                                          --------------------------------------
                                       Name: Rebecca R. Tilden
                                       Title:   Vice President, General Counsel
                                       and Secretary